                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                           8/1/2005 through 8/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Total Portfolio Balance                                                                       $1,352,890,312.71
     (B) Total Securities Balance                                                                      $1,352,890,312.71
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                   $288,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                21.29%
         (iii) Class A-1 Notes Rate                                                                             2.68600%
         (iv)  Class A-1 Notes Accrual Basis                                                                  Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                   $307,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                22.69%
         (iii) Class A-2 Notes Rate                                                                               3.210%
         (iv)  Class A-2 Notes Accrual Basis                                                                       30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                   $415,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                30.68%
         (iii) Class A-3 Notes Rate                                                                               3.530%
         (iv)  Class A-3 Notes Accrual Basis                                                                      30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                   $298,900,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                22.09%
         (iii) Class A-4 Notes Rate                                                                               3.820%
         (iv)  Class A-4 Notes Accrual Basis                                                                      30/360
     (G) Certificates
         (i)   Certificates Balance                                                                       $43,990,312.71
         (ii)  Certificates Percentage (G(i)/B)                                                                    3.25%
         (iii) Certificates Rate                                                                                  3.820%
         (iv)  Certificates Accrual Basis                                                                         30/360
     (H) Servicing Fee Rate                                                                                        1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                       5.02%
         (ii)  Weighted Average Original Maturity (WAOM)                                                           58.33 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                           52.67 months
         (iv)  Number of Receivables                                                                              83,437
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                          0.50%
         (ii)  Reserve Account Initial Deposit                                                             $6,764,451.56
         (iii) Specified Reserve Account Percentage                                                                0.75%
         (iv)  Specified Reserve Account Balance                                                          $10,146,677.35

     (K) Yield Supplement Account Deposit                                                                 $13,202,261.03

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                       $1,087,818,463.49
     (B) Total Securities Balance                                                                      $1,087,818,463.49
     (C) Cumulative Note and Certificate Pool Factor                                                           0.8040700
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                    $22,928,150.78
         (ii)  Class A-1 Notes Pool Factor                                                                     0.0796116
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                        $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                       $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                   $307,000,000.00
         (ii)  Class A-2 Notes Pool Factor                                                                     1.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                        $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                       $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                   $415,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                     1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                        $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                       $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                   $298,900,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                     1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                        $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                       $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                       $43,990,312.71
         (ii)  Certificates Pool Factor                                                                        1.0000000
         (iii) Certificates Interest Carryover Shortfall                                                           $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                          $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                             $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                            $10,146,677.35
         (ii)  Yield Supplement Account                                                                   $9,301,825.41
         (iii) Payahead Account                                                                                    $0.00
         (iv)  Advances Outstanding                                                                          $520,464.73
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                       4.98%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                           45.76 months
         (iii) Number of Receivables                                                                              76,497
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                   100.00%
         (ii)  Certificate Percentage                                                                              0.00%

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                           8/1/2005 through 8/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                     $0.00
         (ii)  Prepayments in Full                                                                                 $0.00
         (iii) Prepayments in Full due to Repurchases                                                              $0.00
     (B) Precomputed Contracts Collections                                                                         $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                    $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                      $24,502,318.80
         (ii)  Prepayments in Full                                                                        $14,839,985.09
         (iii) Repurchased Receivables Related to Principal                                                        $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                 $4,669,843.30
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                   $0.00
         (ii)  Current Advance Amount                                                                              $0.00
     (G) Interest Advance for simple Interest - Net                                                         ($103,330.43)
     (H) Payahead Account
         (i)   Payments Applied                                                                                    $0.00
         (ii)  Additional Payaheads                                                                                $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                       4.97%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                           44.77 months
         (iii) Remaining Number of Receivables                                                                    75,033
     (J) Delinquent Receivables                                      # Units                Dollar Amount
                                                               ------------------   ---------------------------
         (i)   31-60 Days Delinquent                             1,437      1.92%     $21,038,194.48     2.01%
         (ii)  61-90 Days Delinquent                               315      0.42%      $4,600,996.32     0.44%
         (ii)  91 Days or More Delinquent                           51      0.07%        $773,545.54     0.07%
     (K) Vehicles Repossessed During Collection Period              35      0.05%        $573,417.84     0.05%
     (L) Total Repossessed Vehicles in Inventory                    73      0.10%      $1,227,999.53     0.12%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                      $0.00
     (B) Reserve Account Investment Income                                                                    $29,350.25
     (C) Yield Supplement Account Investment Income                                                           $27,887.64
     (D) Trust Fees Expense                                                                                        $0.00
     (E) Aggregate Net Losses for Collection Period                                                           574,571.24
     (F) Liquidated Receivables Information
         (i)  Gross Principal Balance on Liquidated Receivables                                             1,212,733.25
         (ii) Liquidation Proceeds                                                                            570,220.96
         (ii) Recoveries from Prior Month Charge Offs                                                          67,941.05
     (G) Days in Accrual Period                                                                                       30
     (H) Deal age                                                                                                      8

                                                          MONTHLY COLLECTIONS
                                                          -------------------
V. INTEREST COLLECTIONS
     (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                            $4,566,512.87

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                       $39,342,303.89
     (B) Liquidation Proceeds  (IV(F(i)))                                                                     570,220.96
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                       0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                   67,941.05
                                                                                                       ------------------
     (E) Total Principal Collections   (A+B+C+D)                                                          $39,980,465.90

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                               $44,546,978.77

VIII. YIELD SUPPLEMENT DEPOSIT                                                                               $550,460.91

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                     $45,097,439.68

                                                         MONTHLY DISTRIBUTIONS
                                                         ---------------------
X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                $906,515.39
         (ii)  Servicing Fee Paid                                                                             906,515.39
                                                                                                       ------------------
         (iii) Servicing Fee Shortfall                                                                             $0.00
     (B) Reserve Account Investment Income (IV(B))                                                            $29,350.25
     (C) Yield Supplement Account Investment Income  (IV(C))                                                       $0.00
     (D) Trust Fees Expense (IV(D))                                                                                $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                 $51,320.84
             (b) Class A-1 Notes Interest Paid                                                                 51,320.84
                                                                                                       ------------------
             (c) Class A-1 Notes Interest Shortfall                                                                $0.00
         (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                $821,225.00
             (b) Class A-2 Notes Interest Paid                                                                821,225.00
                                                                                                       ------------------
             (c) Class A-2 Notes Interest Shortfall                                                                $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                              $1,220,791.67
             (b) Class A-3 Notes Interest Paid                                                              1,220,791.67
                                                                                                       ------------------
             (c) Class A-3 Notes Interest Shortfall                                                                $0.00

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                           8/1/2005 through 8/31/2005

         (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                $951,498.33
             (b) Class A-4 Notes Interest Paid                                                                951,498.33
                                                                                                       ------------------
             (c) Class A-4 Notes Interest Shortfall                                                                $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                                   $3,044,835.84
             (b) Total Note Interest Paid                                                                   3,044,835.84
                                                                                                       ------------------
             (c) Total Note Interest Shortfall                                                                     $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                      $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                  $41,146,088.45
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                  $40,555,037.14
         (ii) Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                            $22,928,150.78
             (b) Class A-1 Notes Principal Paid                                                            22,928,150.78
                                                                                                       ------------------
             (c) Class A-1 Notes Principal Shortfall                                                               $0.00
             (d) Reserve Account Withdrawal                                                                        $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                            $17,626,886.36
             (b) Class A-2 Notes Principal Paid                                                            17,626,886.36
                                                                                                       ------------------
             (c) Class A-2 Notes Principal Shortfall                                                               $0.00
             (d) Reserve Account Withdrawal                                                                        $0.00
         (iv) Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                     $0.00
             (b) Class A-3 Notes Principal Paid                                                                     0.00
                                                                                                       ------------------
             (c) Class A-3 Notes Principal Shortfall                                                               $0.00
             (d) Reserve Account Withdrawal                                                                        $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                     $0.00
             (b) Class A-4 Notes Principal Paid                                                                     0.00
                                                                                                       ------------------
             (c) Class A-4 Notes Principal Shortfall                                                               $0.00
             (d) Reserve Account Withdrawal                                                                        $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                                 40,555,037.14
             (b) Total Notes Principal Paid                                                                40,555,037.14
                                                                                                       ------------------
             (c) Total Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                        $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                                       $591,051.31
     Amount deposited into reserve account                                                                          0.00
     Excess Amount Released from Reserve Account                                                                    0.00
                                                                                                       ------------------
     Excess funds available to Certificateholders                                                             591,051.31
                                                                                                       ------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                              $140,035.83
         (ii)  Certificate Interest Shortfall Beginning Balance                                                    $0.00
                                                                                                       ------------------
         (iii) Total Certificate Interest Due                                                                $140,035.83
         (iv)  Certificate Interest Paid                                                                      140,035.83
                                                                                                       ------------------
         (v)   Certificate Interest Shortfall Ending Balance                                                       $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                   $0.00
         (ii)  Certificate Principal Shortfall Beginning Balance                                                   $0.00
                                                                                                       ------------------
         (iii) Total Certificate Principal Due                                                                     $0.00
         (iv)  Certificate Principal Paid                                                                           0.00
                                                                                                       ------------------
         (v)   Certificate Principal Shortfall Ending Balance                                                      $0.00
     (C) Release to Seller                                                                                   $451,015.48

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------
     (A) Total Collections                                                                                $45,097,439.68
     (B) Service Fee                                                                                         $906,515.39
     (C) Trustee Fees                                                                                               0.00
     (D) Class A1 Amount                                                                                  $22,979,471.62
     (E) Class A2 Amount                                                                                  $18,448,111.36
     (F) Class A3 Amount                                                                                   $1,220,791.67
     (G) Class A4 Amount                                                                                     $951,498.33
     (H) Amount Deposited into Reserve Account                                                                     $0.00
     (I) Certificateholders                                                                                  $140,035.83
     (J) Release to seller                                                                                   $451,015.48
     (K) Total amount distributed                                                                         $45,097,439.68
     (L) Amount of Draw from Reserve Account                                                                        0.00
     (M) Excess Amount Released from Reserve Account                                                                0.00

                                                     PORTFOLIO AND SECURITY SUMMARY
                                                     ------------------------------
                                                                               Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                   of Period                  of Period
                                                                           -------------------       --------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                  $1,043,828,150.78          $1,003,273,113.64
         (ii)   Note Pool Factor                                                    0.7974850                  0.7665010
         (iii)  Class A-1 Notes Balance                                         22,928,150.78                       0.00
         (iv)   Class A-1 Notes Pool Factor                                         0.0796116                  0.0000000
         (v)    Class A-2 Notes Balance                                        307,000,000.00             289,373,113.64
         (vi)   Class A-2 Notes Pool Factor                                         1.0000000                  0.9425834
         (vii)  Class A-3 Notes Balance                                        415,000,000.00             415,000,000.00
         (viii) Class A-3 Notes Pool Factor                                         1.0000000                  1.0000000
         (ix)   Class A-4 Notes Balance                                        298,900,000.00             298,900,000.00
         (x)    Class A-4 Notes Pool Factor                                         1.0000000                  1.0000000

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                           8/1/2005 through 8/31/2005

         (xi)   Certificates Balance                                            43,990,312.71              43,990,312.71
         (xii)  Certificates Pool Factor                                            1.0000000                  1.0000000
         (xiii) Total Principal Balance of Notes and Certificates            1,087,818,463.49           1,047,263,426.35
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                           4.98%                      4.97%
         (ii)   Weighted Average Remaining Maturity (WAM)                               45.76 months               44.77 months
         (iii)  Remaining Number of Receivables                                        76,497                     75,033
         (iv)   Portfolio Receivable Balance                                $1,087,818,463.49          $1,047,263,426.35
     (C) Outstanding Advance Amount                                               $520,464.73                $417,134.30
     (D) Outstanding Payahead Balance                                                   $0.00                      $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------
XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                $10,146,677.35
     (B) Draws                                                                                                      0.00
         (i)   Draw for Servicing Fee                                                                               0.00
         (ii)  Draw for Interest                                                                                    0.00
         (iii) Draw for Realized Losses                                                                             0.00
     (C) Excess Interest Deposited into the Reserve Account                                                         0.00
     (D) Reserve Account Balance Prior to Release                                                          10,146,677.35
     (E) Reserve Account Required Amount                                                                   10,146,677.35
     (F) Final Reserve Account Required Amount                                                             10,146,677.35
     (G) Excess Reserve Account Amount                                                                              0.00
     (H) Release of Reserve Account Balance to Seller                                                               0.00
     (I) Ending Reserve Account Balance                                                                    10,146,677.35

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                         9,301,825.41
     (B) Investment Earnings                                                                                   27,887.64
     (C) Investment Earnings Withdraw                                                                               0.00
     (D) Additional Yield Supplement Amounts                                                                        0.00
     (E) Yield Supplement Deposit Amount                                                                      550,460.91
     (F) Release of Yield Deposit Account Balance to Seller                                                         0.00
                                                                                                       ------------------
     (G) Ending Yield Supplement Account Balance                                                            8,779,252.14

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)  Liquidation Proceeds                                                                           $570,220.96
         (ii) Recoveries on Previously Liquidated Contracts                                                    67,941.05
     (B) Aggregate Net Losses for Collection Period                                                           574,571.24
     (C) Net Loss Rate for Collection Period (annualized)                                                          0.65%
     (D) Cumulative Net Losses for all Periods                                                              1,971,065.63
     (E) Delinquent Receivables                                          # Units                 Dollar Amount
                                                                  -------------------     ------------------------
         (i)  30-59 Days Delinquent                                  1,437     1.92%       $21,038,194.48    2.01%
         (ii) 60-89 Days Delinquent                                    315     0.42%        $4,600,996.32    0.44%
         (ii) 90 Days or More Delinquent                                51     0.07%          $773,545.54    0.07%

XVIII. REPOSSESSION ACTIVITY                                             # Units                 Dollar Amount
                                                                  -------------------     ------------------------
     (A) Vehicles Repossessed During Collection Period                  35     0.05%          $573,417.84    0.05%
     (B) Total Repossessed Vehicles in Inventory                        73     0.10%        $1,227,999.53    0.12%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                  0.28%
         (ii)  Preceding Collection Period                                                                         0.53%
         (iii) Current Collection Period                                                                           0.65%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                 0.49%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the Outstanding
         Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                  0.36%
         (ii)  Preceding Collection Period                                                                         0.46%
         (iii) Current Collection Period                                                                           0.59%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                 0.47%

     (C) Loss and Delinquency Trigger Indicator                                               Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President